Supplement Dated May 1, 2014
To the Prospectus dated May 1, 2014

ING Architect Variable Annuity

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call Customer Service at
1-800-366-0066.

NOTICE OF AND IMPORTANT INFORMATION REGARDING PROPOSED FUND
SUBSTITUTION

The following information only affects you if you currently invest in the subaccount that corresponds to the
Fidelity® VIP Equity-Income Portfolio.

ING USA Annuity and Life Insurance Company (the "Company") and its Separate Account B (the "Separate
Account") have filed an application with the Securities and Exchange Commission to permit the following
"Replaced Fund" to be replaced with the following "Substitute Fund":

Replaced Fund	Substitute Fund
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Voya RussellTM Large Cap Value Index Portfolio
(Class S)

The Replaced Fund is currently closed to new investments and transfers. The Substitute Fund is available for new investments or transfers.

The principal purposes of the proposed substitution are as follows:
· Implement Business Plan. The substitution is another step in the Company’s overall business plan to help make the Contracts more attractive to customers and more efficient to administer and oversee. This plan involves providing funds available through the Contracts that meet certain performance, risk and pricing guidelines.
· Influence. The substitution will replace an unaffiliated fund with a fund that is advised and sub-advised by affiliates of the Company. The Substitute Fund will only be available through variable insurance products offered by the Company or their affiliated insurance companies. Consequently, the Board of the Substitute Fund has greater sensitivity to the needs of Contract Owners. The Company believes that the substitution will enable them to exercise more influence over the management and administration of the funds offered through their
Contracts, thereby reducing costs and customer confusion.
· Reduction of Costs. The Substitute Fund, which is managed by affiliated investment advisers, will allow the
Company to reduce costs by consolidating administration of the Substitute Fund with its other funds.
· Due Diligence. The substitution will allow the Company to respond to expense, performance and management matters that they have identified in their due diligence review of the funds available through the Contracts.

The following lists important information regarding the upcoming fund substitution:
· Prior to the fund substitution you will receive another prospectus supplement which will indicate the substitution effective date, provide you with further details about the Substitute Fund and reiterate your rights related to the substitution. You will also receive a summary prospectus for the Substitute Fund.
· Prior to the substitution effective date and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in the Replaced Fund to any other available subaccount or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).

· On the substitution effective date your investment in the subaccount that invests in the Replaced Fund will automatically become an investment in the subaccount that invests in the Substitute Fund with an equal total net asset value. Your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.
· Unless you provide us with alternative allocation instructions, after the substitution effective date all allocations directed to the subaccount that invested in the Replaced Fund will be automatically allocated to the subaccount that invests in the Substitute Fund. You may give us alternative allocation instructions at any time by contacting
Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or call (800) 366-0066.
· The overall expenses of the Substitute Fund are less than the overall expenses of the Replaced Fund. The fees and expenses of the Substitute Fund will be provided to you prior to the substitution effective date.
· The investment objective and investment policies of the Substitute Fund are similar to the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund along with information about the Substitute Fund's investment adviser/subadviser will be provided to you prior to the substitution effective date.
· After the substitution effective date, the Replaced Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract prospectus or supplements to the Contract prospectus.
· You will not incur any fees or charges or any tax liability because of the substitution.

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